March 2013 Exhibit 99.1

Safe Harbor
This presentation contains forward-looking statements, which are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of
1995. Forward-looking statements involve risks and uncertainties that could cause actual results to differ significantly from those projected, particularly with respect to Tessera Technologies, Inc.’s (the “Company”) financial results, milestones, expected returns on investments, and financial projections, including the Company's future revenue and profitability; growth of the Company’s served markets; market opportunities; industry and technology trends; use of the Company’s technology in additional applications; the Company’s product roadmap and the characteristics and benefits of such future products; growth opportunities, including with respect
to the delivery of next generation chip packaging, and the production of integrated mems|cam products; growth drivers; the characteristics, benefits, advantages, features, disruptive qualities and potential of the Company’s technologies and products, including with respect to 3-D Integrated Circuits and other packaging
solutions in the Company’s Intellectual Property segment and DigitalOptics mems|cam products and the commercialization of such technologies and products; the effects and duration of the new license agreements with SK hynix; the long term value of IP business and its portfolios; future payments and running royalties, including from SK hynix; discussions with other major DRAM players and the ability sign additional long-term licenses; litigation developments and expectations, including the amount Tessera, Inc. expects to receive from Amkor in connection with the arbitration award; future investment and research and development resources, including with respect to strategic growth opportunities; and the Company’s ability to address upcoming needs of key market segments. Material factors that may cause results to differ from the statements made include the plans or operations relating to the Company's businesses; market or industry conditions;
changes in patent laws, regulation or enforcement, or other factors that might affect the Company’s ability to protect or realize the value of its intellectual property;
the expiration of license agreements and the cessation of related royalty income; the failure, inability or refusal of licensees to pay royalties; initiation, delays, setbacks or losses relating to the Company’s intellectual property or intellectual property litigations, or invalidation or limitation of key patents; the timing and results, which are not predictable and may vary in any individual proceeding, of any ICC ruling or award, including in the Amkor arbitration; fluctuations in operating results due to the timing of new license agreements and royalties, or due to legal costs; the risk of a decline in demand for semiconductor and camera module products; failure by the industry to use technologies covered by the Company’s patents; the expiration of the Company’s patents; the Company’s ability to successfully complete and integrate acquisitions of businesses, including the integration by DOC of its recently acquired camera module manufacturing facility in
Zhuhai, China; the risk of loss of, or decreases in production orders from, customers of acquired businesses; financial and regulatory risks associated with the international nature of the Company’s businesses; failure of the Company’s products to achieve technological feasibility or profitability; failure to successfully commercialize the Company’s products; changes in demand for the products of the Company’s customers; limited opportunities to license technologies and sell products due to high concentration in the markets for semiconductors and related products and camera modules; the impact of competing technologies on the demand for the Company’s technologies and products; failure by DOC to become a vertically integrated camera module supplier; and the reliance on a limited number of suppliers for the components used in the manufacture of DOC products. You are cautioned not to place undue reliance on the forward-looking statements, which speak only as of the date of this document. The Company's filings with the Securities and Exchange Commission, including its Annual Report on
Form 10-K for the year ended Dec. 31, 2012, include more information about factors that could affect the Company's financial results. The Company assumes no obligation to update information contained in this document. Although this document may remain available on the Company's website or elsewhere, its continued
availability does not indicate that the Company is reaffirming or confirming any of the information contained herein.
This document includes trademarks, tradenames and tradedress of the Company, its subsidiaries and of third parties.  Those intellectual property rights are owned by their respective owners.

Additional Information and Where to Find It
Tessera Technologies, Inc. (the “Company”), its directors and certain executive officers and employees may become participants in the solicitation of proxies from stockholders in connection with the Company’s 2013 Annual Meeting of
Stockholders (the “Annual Meeting”). The Company plans to file a proxy statement with the Securities and Exchange
Commission (the “SEC”) in connection with the solicitation of proxies for the Annual Meeting (the “2013 Proxy
Statement”).
Robert J. Boehlke, Richard S. Hill, David C. Nagel, Timothy J. Stultz, Anthony J. Tether, and Robert A. Young, all of whom are members of the Company’s Board of Directors, and C. Richard Neely, Jr., Executive Vice President and Chief
Financial Officer, Bernard J. Cassidy, Executive Vice President, General Counsel and Secretary and Moriah C. Shilton,
Senior Director, Investor Relations, may become participants in the Company’s solicitation. Information regarding the
Company’s directors’ and executive officers’ respective interests in the Company by security holdings or otherwise is set forth in the Company’s proxy statement relating to the 2012 annual meeting of stockholders. No other participants own in excess of 1% of the Company’s common stock. Additional information regarding the interests of such participants will be included in the 2013 Proxy Statement and other relevant documents to be filed with the SEC in connection with the
Annual Meeting.
Promptly after filing its definitive 2013 Proxy Statement with the SEC, the Company will mail the definitive 2013 Proxy
Statement and a proxy card to each stockholder entitled to vote at the Annual Meeting. STOCKHOLDERS ARE URGED
TO READ THE 2013 PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND
ANY OTHER RELEVANT DOCUMENTS THAT THE COMPANY WILL FILE WITH THE SEC WHEN THEY BECOME
AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Stockholders may obtain, free of charge, copies of the definitive 2013 Proxy Statement and any other documents filed by the Company with the SEC in connection with the Annual Meeting at the SEC’s website (http://www.sec.gov), at the Company’s website
(http://ir.tessera.com/sec.cfm) or by writing to the Secretary, Tessera Technologies, Inc., 3025 Orchard Parkway, San
Jose, California 95134.

Tessera Technologies, Inc.
Founded in 1990, headquarters in San Jose, CA
Went public in 2003; listed on NASDAQ:TSRA
2012 Revenue $234.0M
Cash 12/31/12      $442.6M
Market cap          ~ $925M (as of 3/06/13)
Two business units with high growth potential in 2013 and beyond
Intellectual Property (IP)
DigitalOptics (DOC
TM
)

5 TESSERA TECHNOLOGIES, INC. INTELLECTUAL PROPERTY (IP) BUSINESS UNIT

Tessera Solved a Critical Chip Packaging Problem
Packaging enables chips
to be encapsulated
and then attached to circuit boards
First commercial packages
were called DIP’s
(Dual In-line Packages) 1964 80’s
As chips became faster, the
package
became a
limiting factor and
had to be made smaller
With packages near chip size,
reliability
became a significant issue
Tessera
invented better chip scale package
technologies —
smaller, faster and reliable
TSOP
Tessera Licensed the Industry
Tessera’s CSP
DIP

MOTOROLA | Texas Instruments | LG | TOSHIBA | intel | COMPEQ | Amkor Technology

ASE GROUP | CTDI Communications Test Design, Inc. | AsahiKASEI | ChipMOS | ST | SHINKO

SANYO | SIEMENS | OKI Open up your dreams | Cambium Networks | Cochlear | ROHM SEMICONDUCTOR

Micron | FUJITSU | EEMS | AMD | HitachiCable Empowering Energy & Communication | SHARP

MHT Mitsui High-tec Inc. | PLEXUS | UTAC | nanium | HITACHI Inspire the Next | hynix

Infineon | RENESAS | PTI Powertech Technology Inc. | NEC | 3M | SONY

NXP | EPSON | Nokia Siemens Networks | Panasonic ideas for life | PATRIOT MEMORY | SAMSUNG

TESSERA TECHNOLOGIES, INC.

7 More Than 70 Companies Have Licensed Our IP Industry validated IP portfolio 60 billion chips have shipped with Tessera IP

... and We Have an Industry Leading IP Roadmap:
Fine Pitch PoP
Disruptive innovation for
Smartphones & Tablets
2.5 - 3D Interposer
3D IC
Paradigm change
for new systems & architectures
for cloud computing
Our ongoing
investment in R&D
sustains and grows our
packaging royalty base.
xFD
Game changer for
Ultrabooks & Servers

IP Business Unit Overview
Industry leading
chip scale packaging technology since inception
Stable IP licensing business
with consistent cash flows over time
Introducing next generation, game-changing technologies
as part of broad re-licensing program
2012 revenues
of $192.9M, with cash flow (excluding tax and IP
purchases) of $100M - $110M
Experienced new leadership
for the Business Unit – Barney Cassidy
Significant recent events
show long-term strength of the business

New SK hynix Patent Licenses
Two new eight-year portfolio license agreements
One replaces a five year extension of previous license
with Tessera, Inc.
The second adds the new technology IP of the Invensas portfolio
Both signed on Dec. 26, 2012
Tessera Technologies, Inc. dismissed its antitrust
lawsuit vs. SK hynix Inc.

Public Details of the New SK hynix Licenses
SK hynix will pay:
An initial license fee in Q1 2013
Eight years of running royalties
Recurring royalties from SK hynix will significantly increase on an annual basis
Impact begins Q2 ’13 – TSRA reports royalties one quarter in arrears
Tessera, Inc. portfolio includes over 550 patents:
Legacy semiconductor packaging patents
Invensas Corporation portfolio includes over 725 patents:
Advanced packaging including xFD
TM
and BVA
TM
MoSys circuitry patents

Solidifies Outlook for Long Term Revenue Growth
SK hynix is the first DRAM maker to license the
Invensas portfolio
License term also eight years
Includes many advanced technologies that which
have yet to enter market
We continue discussions with the other major DRAM
players for similarly broad licensing arrangements
Our patent monetization process includes litigation when
necessary:
On Feb. 20, 2013, the ICC issued an award in favor of Tessera, Inc. in its dispute with Amkor Technology, Inc. Based on a preliminary review of the award, Tessera, Inc. now expects to receive in excess of $130 million from
Amkor, in addition to the approximately $20 million Amkor paid in 2012.

13 TESSERA TECHNOLOGIES, INC. DIGITALOPTICS CORPORATION BUSINESS UNIT

Hired new DOC President John Thode
30+ Year Mobile Products Industry Veteran
2012 revenues $41.1M
Overall DOC business in investment mode in 2012
GAAP operating loss of $88.5M for the year
Focusing on MEMS autofocus camera modules
for smartphones
Large and growing $4.5B market - vulnerable to disruption
Significant opportunity to create a leadership position
Smartphone camera module market with game changing MEMS AF
2013 the “Go to Market” year
DigitalOptics (DOC) Overview

15 Camera Central to Smartphone Positioning “Never miss a moment” “Pocket to picture in seconds” “40% Faster photo capture” “Never miss a shot”

Smartphones Are Taking Over DSC Camera Market
The soaring popularity of smartphones is crushing demand
for DSC (point-and-shoot) cameras
"We may be seeing the beginning of the collapse
of the compact camera market,“
–– Nobuo Kurahashi,
ANALYST AT MIZUHO INVESTORS SECURITIES
Global shipments of DSC cameras
Down 48% world wide from a year ago*
* Source: Camera & Imaging Products Association

$4.5B Autofocus Market Vulnerable to Disruption
Incumbents assembling
120 year old VCM autofocus
technology
DOC
camera module market with
its
pioneering position in
MEMS autofocus
DOC
intends to
continue the
progression of MEMS
displacing legacy smartphone
components
Autofocus Camera Module Integrators
Source: TSR July ‘12
’s poised to disrupt the
Est. 2012 Unit Share

Why MEMS Autofocus is a Game Changer
2-3x faster
Faster settling time
Position awareness
Lower power consumption
1/100
th
the power consumption
Less heat on image sensor and lens
Semiconductor precision
Improved tilt and lens control
10x longer operating life
Smaller size
Smaller footprint and travel requirement
Strong technology roadmap
Zoom, motion sensing, stabilization,
image enhancement

KNOWLES

Avago TECHNOLOGIES

InvenSense

AKM

STMicroelectronics

2012 J04.
GBW122_MB_P3-120319

TESSERA TECHNOLOGIES, INC.

19 MEMS Components Proliferating in Smartphones A. MEMS Microphone B. MEMS RF Filter E. MEMS Pressure Sensor C. MEMS Gyro and Accelerometer D. MEMS Compass MEMS Autofocus DOC B. C. D. A. E.

DOC Has All the Elements Required to Disrupt VCM
MEMS
Optics
Active alignment & lens assembly equipment
Camera module design
Lens barrel and module manufacturing
Sensor and module packaging
Image processing algorithms

1 MEMS Autofocus Camera Module

2013:  The “Go To Market” year
Shipped samples of complete camera modules in Q4’12!
DOC shipped limited quantities of MEMS autofocus camera modules
To three smartphone OEMs
Other prospective customers for their evaluation or qualification
Taiwan manufacturing facility officially opened in January 2013 to produce lens barrels and lenses
Launched mems|cam brand on Feb. 19, 2013
Demonstrated early production prototype mems|cam in working cell
phones at Mobile World Congress in Barcelona in late February
Myriad competitive technology weapons!
mems|cam offers significantly faster autofocus, at 1% of the power consumption of traditional voice coil motor autofocus technology.
Image processing software
Future product roadmap for further differentiation

What’s Being Said about mems|cam
•
•
•
•
•
•
“…mems\cam has the potential to disrupt the VCM and
smartphone market, and that’s a good thing for
consumers and the industry.”
Forbes, March 4, 2013
“Now that mems\cam is a possibility for the next
generation of cameras, it provides a black and white
differentiator for an OEM or ODM.”
Tech.pinions, March 5, 2013
“The DigitalOptics camera module is one of the coolest
things we’ve seen at Mobile World Congress.”
Digital Trends, Feb. 26, 2013

24 TESSERA TECHNOLOGIES, INC. SUMMARY

Tessera Technologies, Inc. Summary
Well positioned for Growth in 2013 and beyond
Re-licensed legacy
portfolio
Newly licensed
our new portfolio
Collecting on litigation driven revenues
We expect to sign more
long-term licenses this year
Vulnerable multi-billion dollar market with limited technology
DOC has built high barriers to entry
Product innovation and performance
Manufacturing process technology
Intellectual property, software
Enhanced our go-to-market strategy
Hired new president – John Thode
Hired senior executive for Sales & Marketing – Jim Chapman
IP – we have entered a new phase
DOC is entering the smartphone camera market

26